SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:                   |_|   Confidential, for Use of the
|_|   Preliminary Proxy Statement                  Commission Only (as permitted
|X|   Definitive Proxy Statement                   by Rule 14a-6(e)(2))
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to |_| Rule 240.14a-11(c) or |_| Rule
      240.14a-12

                                  Innovex, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   $125 per Exchange Act Rule o-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of
      Schedule 14A
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transactions applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                           [INNOVEX, INC. LOGO HERE]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 19, 2000

         Notice is hereby given that the Annual Meeting of Shareholders of Innovex, Inc. will be held at the Lutheran Brotherhood Building, Minneapolis, Minnesota on Wednesday, January 19, 2000 at 3:30 p.m., Central Time, for the following purposes:

         1. To elect eight directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

         2.       To approve a proposal to adopt an Employee Stock Purchase
                  Plan.

         3. To approve the selection of the Company's independent auditors for the current fiscal year.

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on December 8, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors,



                                       Thomas W. Haley, CHAIRMAN OF THE BOARD


Hopkins, Minnesota
December 15, 1999



TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

                                  INNOVEX, INC.

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of Innovex, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on January 19, 2000. The cost of this solicitation will be borne by the Company. In addition to the solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

         Any proxy may be revoked at any time before it is voted by written notice to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted.

         The Company has outstanding only one class of stock, $.04 par value Common Stock, of which 14,823,704 shares were issued and outstanding and entitled to vote at the close of business of December 8, 1999. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on December 8, 1999 will be entitled to vote at the meeting. The presence in person or by proxy of the holders of a majority of the shares of stock entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

         Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The Company's corporate offices are located at 530 Eleventh Avenue South, Hopkins, Minnesota 55343, and its telephone number is (612) 938-4155. The mailing of this Proxy Statement to shareholders of the Company commenced on or about December 15, 1999.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table includes information as of December 8, 1999 concerning the beneficial ownership of Common Stock of the Company by (i) all persons who are known to the Company to beneficially hold more than five percent of the Common Stock of the Company; (ii) each of the directors and director nominees of the Company; (iii) each executive officer named in the Summary Compensation Table on page 5; and (iv) all directors and officers of the Company as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

         Name and Address                    Amount and Nature of     Percent
         of Beneficial Owner                Beneficial Ownership(5)   of Class
         -------------------                -----------------------   --------

         Thomas W. Haley (1)(2)(3)                  814,220             5.5%
         2421 Crowne Hill Road
         Minnetonka, MN 55305

         Neumeier Investment Counsel LLC(4)         851,550             5.7%
         26435 Carmel Rancho Blvd.
         Carmel, CA 93923

         Gerald M. Bestler (1)                       11,454               *

         Frank L. Farrar (1)                          1,000               *

         Elick Eugene Hawk(1)                         1,000               *

         William J. Miller (1)                        1,000               *

         William P. Murnane (1)(2)                   92,200               *

         Michael C. Slagle (1)                        9,566               *

         Bernt M. Tessem (1)                          4,350               *

         Allan J. Chan (2)                           51,600               *

         Timothy S. McIntee(2)                       34,100               *

         Venkatraman B. Rao, Ph.D.(2)                 9,200               *

         All Directors and Officers
            as a Group (15 persons)               1,078,690             7.2%

---------------------
*Less than 1%

(1) Serves as a director of the Company and, has been nominated for election.
(2) Serves as an executive officer of the Company and appears in the Summary Compensation Table on page 5 hereof.
(3) Includes 57,750 shares beneficially owned by Ms. Curtin, Mr. Haley's spouse.
(4) Pursuant to a 13G/A filed with the Securities and Exchange Commission on February 16, 1999.
(5) Includes the following number of shares which may be purchased pursuant to the exercise of stock options within sixty days from the date hereof: Mr. Haley, 13,000 shares; Mr. Bestler, 6,512 shares; Mr. Farrar, 1,000 shares; Mr. Hawk, 1,000 shares; Mr. Miller, 1,000 shares; Mr. Murnane, 91,000 shares; Mr. Slagle, 9,566 shares; Mr. Tessem, 3,000 shares; Mr. Chan, 51,000 shares; Mr. McIntee 15,600 shares; Dr. Rao, 5,000 shares; and all directors and officers as a group, 239,078 shares.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Eight directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their successors are elected. The Board of Directors has nominated for election the eight persons named below. All of the nominees are currently directors of the Company and all but Mr. Miller, Mr. Hawk and Mr. Murnane were elected by the shareholders at the 1999 Annual Meeting of Shareholders. It is anticipated that the proxies will be voted for such nominees, and the Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

                                      Principal Occupation and          Director
     Name and Age                       Other Directorships               Since
     ------------                       -------------------               -----

Thomas W. Haley (63)          Chairman and Chief Executive Officer of     1972
                              the Company.

Michael C. Slagle (64)        Retired; former owner of Minnesota          1972
                              Benefit Planners, an insurance brokerage and consulting firm.

Bernt M. Tessem (69)          Independent Sales Consultant since          1976
                              October 1992.

Gerald M. Bestler (70)        Retired; formerly Executive Vice            1988
                              President of BMC Industries Inc., an
                              optical and electronic components
                              manufacturer, and President of the
                              Precision Etched Products Group of BMC
                              Industries Inc. Mr. Bestler is also a
                              Director of ANCOR Communications.

                                      Principal Occupation and          Director
     Name and Age                       Other Directorships               Since
     ------------                       -------------------               -----

Frank L. Farrar (70)          Chairman of Performance Bankers, Inc.,      1999
                              Chairman of Beresford Bancorporation,
                              Inc., a South Dakota thrift holding
                              company, Chairman of Capital
                              Bancorporation, Inc., a South Dakota
                              bank holding company, Chairman of Uptown
                              Bancorporation, Inc., an Illinois bank
                              holding company, and Chairman of Fulda
                              Bancorporation, a Minnesota bank holding company. Mr. Farrar is also a Director of Mercury Waste Solutions, Inc., a publicly-held mercury processing company.

William J. Miller (54)        Formerly Chief Executive Officer,           1999
                              Director and Chairman of Avid
                              Technology, a computer systems firm from 1996 to 1999. Chairman and Chief
                              Executive Officer of Quantum Corporation from 1993 until 1995. From 1992 until
                              1993, Mr. Miller served as Chief
                              Executive Officer of Quantum
                              Corporation. Prior to 1992, Mr. Miller
                              served in various executive capacities
                              for Control Data Corporation and its
                              Imprimis Technology, Inc. subsidiary
                              including Executive Vice President,
                              Control Data and President, Information
                              Services Group; Executive Vice President and Chief Financial Officer; and
                              President and Chief Executive Officer,
                              Imprimis.

Elick Eugene Hawk (56)        President and Chief Executive Officer of    1999
                              Performance Bankers, Inc., a South
                              Dakota management company, since 1983;
                              Chairman of First National Bank, Pierre,
                              South Dakota; Director of First National
                              Bank, Fulda, Minnesota; Director of
                              First Savings Bank, Beresford, South
                              Dakota; Director of First National Bank,
                              Moline, Illinois; Director/Owner of
                              Golden Ventures, Inc., an assisted
                              living center, Pierre, South Dakota.

                                      Principal Occupation and          Director
     Name and Age                       Other Directorships               Since
     ------------                       -------------------               -----

William Murnane (37)          President and Chief Operations Officer      1999
                              of the Company since July 1998, and from 1995 to 1998 he served as Vice President
                              Corporate Development. From 1993 until
                              1995 Mr. Murnane was Chief Operating
                              Officer of Boutwell, Owens & Co., a
                              private manufacture of packaging.


-----------------------

OTHER INFORMATION REGARDING THE BOARD

         MEETINGS. The Board of Directors met eight times during fiscal year 1999. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he or she served with the exception of Mr. Miller who attended 60% of the meetings while he was a member of the Board of Directors.

         BOARD COMMITTEES. The Company has an Audit Committee, a Compensation Committee, and a Stock Option Committee, all established by the Board of Directors and each of which consists of members of the Board of Directors. The Audit Committee, which during the last fiscal year consisted of Messrs. Bestler and Tessem, met one time during fiscal year 1999. The Audit Committee recommends the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal controls of the Company. The Compensation Committee, which is currently comprised of Messrs. Haley, Slagle and Tessem, met one time during fiscal year 1999. The Compensation Committee assists management in making recommendations to the Board with respect to officers' and key employees' salaries and bonuses. The Stock Option Committee, which is currently comprised of Messrs. Bestler and Slagle, met one time during fiscal year 1999. The Stock Option Committee makes recommendations to the Board with respect to awarding stock options to the Company's key personnel.

         On January 20, 1999, the Board appointed a Nominating Committee, consisting of Messrs. Bestler, Farrar and Tessem, for the purpose of finding qualified candidates to fill the Board seats vacated by the withdrawals of Ms. Curtin's and Mr. Robert Miller's nominations. After these seats were filled, a new Nominating Committee was appointed in April 1999, consisting of Messrs. Haley, Slagle and Farrar. This committee met one time in fiscal 1999 to consider nominees for election to the Board of Directors.

             EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table shows, for the fiscal years ending September 30, 1999, 1998 and 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to Thomas W. Haley, the Company's Chief Executive Officer, and each of the four other most highly compensated executive officers of the Company in office at the end of fiscal 1999 (together with Mr. Haley, the "Named Executives"), whose total cash compensation exceeded $100,000 during fiscal year 1999 in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                          Long Term
                                                                        Compensation
                                              Annual Compensation          Awards
                                             ---------------------      ------------

                                                                         Securities
Name and Principal                                                       Underlying      All Other
    Position                     Year        Salary         Bonus          Options    Compensation(1)
------------------               ----        ------         -----          -------    ---------------

Thomas W. Haley                  1999       $182,311             --         45,000       $  7,154
  Chairman and Chief             1998        248,655       $ 75,000         10,000          5,146
  Executive Officer              1997        209,520        150,000             --          4,626


Allan J. Chan                    1999        169,999         22,525         40,000          5,592
  Senior Vice President          1998        165,961         70,000         10,000          4,955
  Sales and Marketing            1997        149,520        110,000         30,000          4,203


Timothy S. McIntee               1999        169,998         28,832         35,000          5,180
  Senior Vice President          1998        155,769         45,000          1,500            946
  Corporate                      1997         20,769          5,000         20,000             --


William P. Murnane               1999        174,990         37,100         45,000          5,555
  President and Chief            1998        160,675         70,000         10,000          4,424
  Operations Officer             1997        139,328         75,000         30,000          4,422


Venkatraman B. Rao Ph.D          1999        110,000         19,292         25,000          1,629
  Vice President, Research       1998             --             --             --             --
  and Development                1997             --             --             --             --

(1) These amounts represent Company matching contributions to the Company's 401(k) plan on behalf of such employees.

STOCK OPTIONS

         The following table contains information concerning the grant of stock options under the Company's stock option plans to the Named Executives during fiscal year 1999:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                         Individual Grants

                         Number     % of Total                              Potential Realizable Value
                           of        Options                                  at Assumed Annual Rates
                       Securities   Granted to    Exercise                  of Stock Price Appreciation
                       Underlying   Employees      Price                        for Option Term(1)
                        Options     in Fiscal       Per       Expiration
       Name             Granted       Year         Share         Date            5%             10%
------------------------------------------------------------------------   ----------------------------
Thomas W. Haley          45,000       9.8         $11.50       10-23-08       $325,467       $824,798
Allan J. Chan            40,000       8.7         $11.50       10-23-08       $289,304       $733,153
Timothy S. McIntee       35,000       7.6         $11.50       10-23-08       $253,141       $641,509
William P. Murnane       45,000       9.8         $11.50       10-23-08       $325,467       $824,798
Venkatraman B. Rao       25,000       5.4         $15.59       12-14-08       $245,175       $621,320

(1) Potential gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the option holder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to the Named Executives concerning the exercise of options during fiscal year 1999 and the unexercised options held as of September 30, 1999:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                      Number of Securities           Value of Unexercised
                                                     Underlying Unexercised              In-the-Money
                                                            Options                         Options
                                                           at FY-End                 at Fiscal Year-End(1)
                                                  ---------------------------   ----------------------------
                     Shares Acquired    Value
Name                   on Exercise     Realized   Exercisable   Unexercisable   Exercisable    Unexercisable
----                   -----------     --------   -----------   -------------   -----------    -------------
Thomas W. Haley            --             --          2,000         53,000             --              --
Allan J. Chan              --             --         35,000         72,000       $ 18,411        $    752
Timothy S. McIntee         --             --          8,300         48,200             --              --
William P. Murnane         --             --         74,000         71,000        119,712              --
Venkatraman B. Rao         --             --             --         25,000             --              --

(1) Based on a per share price of $9.00, which was the closing sale price for the Company's Common Stock on September 30, 1999, the last trading day of the Company's fiscal year.

JOINT REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE

         The Compensation Committee of the Board of Directors consists of Mr. Haley, the Chairman and Chief Executive Officer at the Company, and Messrs. Slagle and Tessem, who are outside Directors. The Compensation Committee meets as required and is responsible for setting the salaries and levels of incentive awards for the officers and key personnel of the Company. The Stock Option Committee of the Board of Directors consists of Mr. Bestler and Slagle, who are outside Directors. The Stock Option Committee meets as required and makes recommendations to the Board with respect to awarding stock option based compensation to the Company's key personnel.

         COMPENSATION PHILOSOPHY. The Compensation and Stock Option Committees' governing philosophy for determining compensation levels is designed to attract and retain the highest quality personnel possible consistent with the Company's resources and capabilities. Executive compensation is broken into the following components:

         1. BASE SALARIES. Base salaries for executive management and officers of the Company are intended to be competitive with companies of similar market capitalization and revenue levels. The base salaries are also intended to recognize individual achievements and assist the Company in attracting and retaining qualified executives.

         2. BONUS PROGRAM. Cash bonuses are awarded annually as appropriate. The bonus awards are based on both Company and divisional performance with consideration given to the individual's contribution to the Company's performance.

         3. STOCK OPTIONS. Stock options encourage and reward effective management that results in long-term corporate financial success, as measured by stock price appreciation. Stock options only have value for the executive officers if the price of the Company's stock appreciates in value from the date the options are granted.

         CHIEF EXECUTIVE OFFICER COMPENSATION. The salary and bonus of the Chief Executive Officer is set by and subject to the discretion of the Compensation Committee with Board of Director approval. The compensation for Thomas W. Haley, the Chief Executive Officer, was determined by using a process and philosophy similar to that used for all executives but Mr. Haley abstains from voting on his own compensation.

SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEES OF THE COMPANY'S BOARD OF DIRECTORS:

Compensation Committee:                    Stock Option Committee:
Thomas W. Haley, Chairman                  Gerald M. Bestler
Michael C. Slagle                          Michael C. Slagle
Bernt M. Tessem

         The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

STOCK PERFORMANCE

         The graph below sets forth a comparison of the cumulative shareholder return of the Company's Common Stock over the last five fiscal years with the cumulative total return over the same periods for the Nasdaq Stock Market (U.S. and Foreign Companies) Index and the Nasdaq Non-Financial Index. The graph compares the cumulative total return of the Company's Common Stock as of the end of each of the Company's last five fiscal years on $100 invested as of September 30, 1994, assuming the reinvestment of all dividends and after giving effect to a 3 for 2 stock split on May 31, 1995 and a 2 for 1 stock split on December 23, 1996:


                               [INSERT GRAPH HERE]



                  1994       1995        1996        1997       1998       1999
                  --------------------------------------------------------------

Innovex, Inc.     $100     $322.71     $277.87     $966.52    $366.12    $274.54
--------------------------------------------------------------------------------
Nasdaq Non-
Financial          100      139.32      162.64      218.31     219.53     372.39
--------------------------------------------------------------------------------
Nasdaq Stock
Market             100      136.82      161.30      221.82     220.52     357.28
================================================================================

DIRECTOR COMPENSATION

         Directors who are not employees of the Company (currently all directors except Mr. Haley and Mr. Murnane) are paid an annual cash retainer fee of $7,000, $1,000 for each board of directors meeting attended and $500 for each board committee meeting attended. In addition, each non-employee director receives an automatic grant of options to purchase 1,000 shares of Common Stock at an exercise price equal to the fair market value of such Common Stock on the date on which such director is elected or re-elected.

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with Mr. Chan, Mr. McIntee and Mr. Murnane and Dr. Rao. Those employment agreements provide, among other things, for those individuals' employment to continue for a period of 90 days following, and for a lump sum cash severance payment of from 3 to 12 months' salary in the event of, involuntary termination other than for cause, termination of the Company's operations due to bankruptcy or insolvency, total disability of the employee, a change in control of the Company or constructive termination of the employee. In general, a "change in control" would occur when there has been any change in the controlling persons reported in the Company's proxy statements, when 20% or more of the Company's outstanding voting stock is acquired by any person, when current members of the Board of Directors or their successors elected or nominated by such members cease to constitute a majority of the Board of Directors, when the Company merges or consolidates with or sells substantially all its assets to any person or entity, or when the Company's stockholders vote to liquidate or dissolve the Company. However, a "change in control" would not occur if any of these events are authorized, approved or recommended by the Board of Directors. The employment agreement also prohibits disclosure of confidential information concerning the Company and requires disclosure of and assignment of inventions, discoveries and other works relating to those individuals' employment. The employment agreement contains a covenant not to compete with the Company at any time during employment with the Company and for a period of 6 months after employment is terminated. If a change in control had occurred as of the end of fiscal 1999, the following individuals would have received the approximate payment indicated pursuant to the employment agreements: Mr. Chan, $88,000; Mr. McIntee, $89,500; Mr. Murnane, $105,000; Dr. Rao, $68,500; and all current executive officers as a, group $673,200.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4, and 5.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1999, all
Section 16(a) filing requirements applicable to its insiders were complied with, except Messrs. Farrar, Hawk and Miller who failed to file a Form 3 in a timely manner.

                                   ADOPTION OF
                   INNOVEX, INC. EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 2)

         On October 21, 1999 the Board of Directors adopted the Innovex, Inc. Employee Stock Purchase Plan (the "Plan") effective April 1, 2000, subject to approval by the shareholders. The purpose of the Plan is to facilitate the purchase by employees of shares of Common Stock in the Company in order to provide a greater community of interest between the Company and its employees. In general, the Plan permits employees to purchase shares of Common Stock of the Company at a price equal to the lesser of 85% of the value of the Common Stock on the commencement date of a period (the "Commencement Date") or 85% of the value of a share of Common Stock on the date of termination of a period (the "Termination Date"). Each year during the term of the Plan shall reflect two periods, the first commencing on April 1 and terminating on September 30 and the second period commencing on October 1 and terminating on March 31 of the following year (each a "Period"). The effective date of the Plan is April 1, 2000 and it shall terminate on September 30, 2005.

         There are 250,000 shares of the Company's Common Stock, $.04 par value, reserved for issuance under the Plan and eligible employees will not pay any consideration to the Company in order to receive the options.

         TERM OF THE PLAN. The Plan shall terminate on September 30, 2005. No Period may run concurrently, but a Period may commence immediately after the termination of a preceding Period.

         ELIGIBILITY. Any domestic employee of the Company (including any domestic subsidiaries in effect or established during the term of the Plan) who has completed at least six months of continuous service on or prior to the Commencement Date of the applicable Period shall be eligible to participate in the Plan. Notwithstanding anything to the contrary in the Plan, no employee may be granted an option under the Plan to purchase shares of Common Stock if such employee, immediately after the grant of the option, would own stock (including shares subject to the option) possessing 5% or more of the total combined voting power or value of all classes of issued and outstanding stock of the Company. In addition, no Participant may be granted an option to purchase shares of Common Stock that permit the Participant to purchase shares in any calendar year under the Plan greater than the lesser of shares with an aggregate fair market value in excess of $25,000 or 3,000 shares of Common Stock. By action of the respective boards of directors, employees of any subsidiary of the Company also may participate.

         PARTICIPATION. Eligible employees elect to participate in the Plan by completing payroll deduction authorization forms prior to the Commencement Date of the applicable Period of the Plan. Payroll deductions are limited to 10% of a Participant's base pay for the term of the Plan and the minimum authorization is 1% of a Participant's pay per pay period.

         TERMS AND CONDITIONS OF OPTIONS. As of the Commencement Date of the applicable Period of the Plan, an eligible employee who elects to participate in the Plan shall be granted an option for as many full shares as he or she will be able to purchase pursuant to the payroll deduction procedure based on the fair market value of the shares on the commencement date. The option price for employees who participate on a particular Commencement Date shall be the lesser of: (i) 85% of the fair market value of the shares on the Commencement Date, or
(ii) 85% of the fair market value of the shares on the Termination Date of the applicable Period of the Plan.

         EXERCISE AND WITHDRAWAL. Exercise of the option occurs automatically on a particular Termination Date, unless a Participant gives written notice prior to such date as to an election not to exercise. The Company may impose a restriction on the resale of shares up to twelve months following an exercise of an option. A Participant may, at any time during the term of the Plan, give notice that he or she does not wish to continue to participate, and all amounts withheld will be refunded without interest accrued thereon.

         ADMINISTRATION AND AMENDMENT. The Plan shall be administered by a Committee consisting of not less than two members who shall be appointed by the Board of Directors. Each member of such Committee shall be either a director, officer or an employee of the Company. The Board of Directors may at any time amend the Plan, except that no amendment may make changes in options already granted which would adversely affect the rights of any Participant.

         INCOME TAX CONSEQUENCES AND REGISTRATION WITH SEC. The Company believes that the Plan is a "qualified" plan under Section 423 of the Internal Revenue Code of 1986, as amended. Under the Internal Revenue Code, no income will result to a grantee of an option upon the granting or exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a Participant will be reported according to the provisions of Section 423 of the Internal Revenue Code and will be taxed in part as ordinary income and in part as capital gain.

         The Company will be filing with the SEC, pursuant to the Securities Act of 1933, as amended, a registration statement covering the offering of shares under the Plan, and a prospectus has been or will be delivered to each eligible employee prior to the time when an election to participate must be made.

         CERTAIN BENEFITS. Because the Plan has not yet commenced and employees determine their own levels of participation, the Company cannot determine the benefits or amounts that will be received by or allocated to eligible employees.

         SHAREHOLDER APPROVAL. The affirmative vote of the holders of a majority of the Common Stock of the Company, voting at the meeting in person or by proxy, is required for the approval of the Employee Stock Purchase Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE INNOVEX, INC. EMPLOYEE STOCK PURCHASE PLAN.

                        APPROVAL OF INDEPENDENT AUDITORS
                                  (PROPOSAL 3)

         Grant Thornton LLP has been reappointed by the Board of Directors as the Company's auditors for the current year. Although shareholder approval is not required, it is the policy of the Board of Directors to request shareholder ratification of the appointment or reappointment of auditors.

         A representative of Grant Thornton LLP will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors recommends that the shareholders vote "for" the proposal to approve the reappointment of Grant Thornton LLP, and the endorsed proxy will be so voted unless a contrary vote is indicated. In the event the reappointment of Grant Thornton LLP should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest possible time.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" REAPPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                              CERTAIN TRANSACTIONS

         On January 19, 1999, the Company reached a settlement with Mary Curtin under which the parties released one another from any and all claims and causes of action which they held or may have held against one another arising out of or relating to Ms. Curtin's relationships with the Company as an employee and director. The Company disclosed Ms. Curtin's threatened claims in Item 3 of the Company's September 30, 1998 Form 10-K. Ms. Curtin is a former executive vice president and director of the Company and the spouse of Thomas Haley, the Company's Chairman and Chief Executive Officer. In connection with the settlement, the Company agreed to pay Ms. Curtin total cash consideration of $750,000 upon the expiration of statutory rescission periods. On February 4, 1999, the Company paid $500,000 in cash to Ms. Curtin and Mr. Haley transferred 15,000 shares of Innovex common stock to Ms. Curtin. This cash payment and stock transfer, together, completely satisfied the Company's financial obligations under the settlement agreement. The Company has incurred legal and other expenses of approximately $150,000 related to this settlement.


                              SHAREHOLDER PROPOSALS

         Any shareholder desiring to submit a proposal for action at the 2001 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 530 Eleventh Avenue South, Hopkins, Minnesota 55343, addressed to Thomas W. Haley, no later than August 17, 2000 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

         On May 21, 1998 the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement, by November 1, 2000, the Company will be allowed to use its voting authority as described above.


                                     GENERAL

         The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be properly presented. The Annual Report of the Company for the past fiscal year is enclosed herewith and contains the Company's financial statements for the fiscal year ended September 30, 1999. A copy of Form 10-K, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any shareholder who requests it in writing from the Company at the address noted on the first page of this Proxy Statement.

                                       By Order of the Board of Directors,



                                       Thomas W. Haley, CHAIRMAN OF THE BOARD

                                                         Effective April 1, 2000

                           INNOVEX, INC. INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN


         1. ESTABLISHMENT OF PLAN. INNOVEX, INC. (hereinafter referred to as the "Company") proposes to grant to certain employees of the Company the opportunity to purchase common stock of the Company. Such common stock shall be purchased pursuant to the plan herein set forth which shall be known as the "INNOVEX, INC. EMPLOYEE STOCK PURCHASE PLAN" (hereinafter referred to as the "Plan"). The Company intends that the Plan shall qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with the requirements of said Section 423 and the regulations thereunder.

         2. PURPOSE. The Plan is intended to encourage stock ownership by employees of the Company and any of its Subsidiaries to which the Company and such respective Subsidiaries by action of their Boards of Directors shall make this Plan applicable. The Plan is further intended as an incentive to them to remain in employment, improve operations, increase profits, and contribute more significantly to the Company's success, and to permit the Company to compete with other corporations offering similar plans in obtaining and retaining the services of competent employees.

         3. ADMINISTRATION.

                  (a) The Plan shall be administered by a stock purchase committee (hereinafter referred to as the "Committee"), consisting of two or more directors or employees of the Company, as designated by the Board of Directors of the Company (hereinafter referred to as the "Board of Directors"). The Board of Directors shall fill all vacancies in the Committee and may remove any member of the Committee at any time, with or without cause.

                  (b) Unless the Board of Directors limits the authority delegated to the Committee in its appointment, the Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan. For all purposes of this Plan other than this Paragraph 3(b), references to the Committee shall also refer to the Board of Directors.

                  (c) The Committee shall select its own chairman and hold its meetings at such times and places as it may determine. All determinations of the Committee shall be made by a majority of its members. Any decision which is made in writing and signed by a majority of the members of the Committee shall be effective as fully as though made by a majority vote at a meeting duly called and held.

                  (d) The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company, its employees and its shareholders and in accordance with the purposes of the Plan; provided, however, that the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Internal Revenue Code, as amended. Such determinations shall be binding upon the Company and the participants in the Plan unless otherwise determined by the Board of Directors.

                  (e) The Company shall pay all expenses of administering the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Committee against any and all claims, loss, damages, expenses (including counsel fees approved by the Committee), and liability (including any amounts paid in settlement with the Committee's approval) arising from any loss or damage or depreciation which may result in connection with the execution of his or her duties or the exercise of his or her discretion, or from any other action or failure to act hereunder, except when the same is judicially determined to be due to gross negligence or willful misconduct of such member.

         4. DURATION AND PHASES OF THE PLAN.

                  (a) The Plan will commence on April 1, 2000 or such later date specified by the Committee, and will terminate September 30, 2005, except that any Phase commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion. Notwithstanding the foregoing, this Plan shall be considered of no force or effect and any options granted shall be considered null and void unless the holders of a majority of all of the issued and outstanding shares of the common stock of the Company approve the Plan within twelve (12) months after the date of its adoption by the Board of Directors. The Plan year shall be the same as the Company's fiscal year, ending each September 30.

                  (b) The Plan shall be carried out in one or more Phases, each Phase being for a period of six months, or such shorter or longer period of time (not to exceed 27 months) as may be determined by the Committee prior to the commencement of a Phase. No Phase shall run concurrently with any other Phase but a Phase may commence immediately after the termination of the preceding Phase. The existence and date of commencement of a Phase (the "Commencement Date") shall be determined by the Committee and shall terminate on a date (the "Termination Date") which is not more than 365 days from a Commencement Date, provided that the commencement of the first Phase shall be within six months before or twelve months after the date of approval of the Plan by the shareholders of the Company. In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the commencement of one or more Phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding Phase impracticable, such Phase or Phases shall be canceled. Phases shall be numbered successively as Phase 1, Phase 2, Phase 3, etc.

                  (c) The Board of Directors may elect to accelerate the Termination Date of any Phase effective on the date specified by the Board of Directors in the event of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company. Subject to any required action by the shareholders, if the Company shall be involved in any merger or consolidation, in which it is not the surviving corporation, and if the Board of Directors does not accelerate the Termination Date of the Phase, each outstanding option shall pertain to and apply to the securities or other rights to which a holder of the number of shares subject to the option would have been entitled.

                  (d) A dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that, immediately prior to such dissolution or liquidation, each Participant shall be repaid the payroll deductions credited to his account without interest.

         5. ELIGIBILITY. All Employees, as defined in Paragraph 18 hereof who have completed six or more months of employment service for the Company prior to the Commencement Date of a Phase shall be eligible to participate in such Phase. Any Employee who is a member of the Board of Directors of the Company who satisfies the above requirements shall be eligible to participate in the Plan.

         6. PARTICIPATION. Participation in the Plan is voluntary. An eligible Employee may elect to participate in the Plan, and thereby become a "Participant" in the Plan, by completing the Enrollment Form provided by the Company and delivering it to the Company or its designated representative at least five days prior to an Enrollment Date and five days prior to the Commencement Date of that Phase. The Enrollment Date shall be established by the Committee, which shall be no less often than annual and shall coincide with one, but need not coincide with each, Commencement Date. The first Commencement Date shall be April 1, 2000. Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the Phase and shall terminate on the last payday immediately prior to or coinciding with the Termination Date of that Phase unless sooner terminated by the Participant as provided in Paragraph 9 hereof. A Participant who ceases to be an eligible Employee, although still employed by the Company, thereupon shall be deemed to discontinue his or her participation in the Plan and shall have the rights provided in Section 9.

         7. PAYROLL DEDUCTIONS.

                  (a) Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions (in full dollar amounts and in amounts calculated to be as uniform as practicable throughout the period of the Phase), in the aggregate amount not in excess of 10% of such Participant's Pay (as determined in accordance with Paragraph 18 hereof) for the term of the Phase or smaller percentage as may be determined by the Committee prior to the commencement of a Phase). The minimum authorization shall be 1% of a Participant's Pay per pay period.

                  (b) In the event that the Participant's compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the Phase for any reason so that the amount actually withheld on behalf of the Participant as of the Termination Date of the Phase is less than the amount anticipated to be withheld over the Phase as determined on the Commencement Date of the Phase, then the extent to which the Participant may exercise his option shall be based on the amount actually withheld on his behalf. In the event of a change in the pay period of any Participant, such as from bi-weekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

                  (c) A Participant may discontinue his participation in the Phase and terminate his payroll deduction authorized at such times as determined by the Committee and shall have the rights provided in
         Section 9. No change can be made during a Phase of the Plan which would either change the time or increase or decrease the rate of his payroll deductions.

                  (d) All payroll deductions made for Participants shall be credited to their respective accounts under the Plan. A Participant may not make any separate cash payments into such account.

         8. OPTIONS.

                  (a) GRANT OF OPTION.

                           (i) A Participant who is employed by the Company as
                  of the Commencement Date of a Phase shall be granted an option as of such date to purchase a number of full and fractional shares of Company common stock to be determined by dividing the total amount to be credited to that Participant's account under Paragraph 7 hereof by the option price set forth in Paragraph 8(a)(ii)(A) hereof, subject to the limitations of Paragraph 10 hereof.

                           (ii) The option price for such shares of common stock
                  shall be the lower of:

                                    A. Eighty-five percent (85%) of the Fair
                           Market Value of such shares of common stock on the Commencement Date of the Phase; or

                                    B. Eighty-five percent (85%) of the Fair
                           Market Value of such shares of common stock on the Termination Date of the Phase.

                           (iii) Stock options granted pursuant to the Plan may
                  be evidenced by agreements in such form as the Committee shall approve, provided that all Employees shall have the same rights and privileges and provided further that such options shall comply with and be subject to the terms and conditions set forth herein. The Committee may conclude that agreements are not necessary.

                           (iv) Anything herein to the contrary notwithstanding,
                  no Employee shall be granted an option hereunder:

                                    A. Which permits his rights to purchase
                           stock under all employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, to accrue at a rate which exceeds the lesser of Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time or 3,000 shares per calendar year; or

                                    B. If immediately after the grant such
                           Employee would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or of any subsidiary of the Company. For purposes of determining stock ownership under this Paragraph, the rules of Section 424(d) of the Internal Revenue Code, as amended, shall apply.

                           (v) The grant of an option pursuant to this Plan
                  shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                  (b) EXERCISE OF OPTION.

                           (i) Unless a Participant gives written notice to the
                  Company pursuant to Paragraph 9 prior to the Termination Date of a Phase, his option for the purchase of shares will be exercised automatically for him as of such Termination Date for the purchase of the number of full and fractional shares of Company common stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price, but in no event shall the number of full and fractional shares be greater than the number of full and fractional shares to which a Participant would have been eligible to purchase under Section 8(a)(i), and subject to the limitations set forth in Paragraph 10 hereof.

                           (ii) The Company shall, in addition, return to the
                  Participant a cash payment equal to the balance, if any, in his account which was not used for the purchase of common stock, without interest, as promptly as practicable after the Termination Date of any Phase.

                           (iii) The Committee may appoint a registered broker
                  dealer to act as agent for the Company in holding and performing ministerial duties in connection with the Plan, excluding, but not limited to, maintaining records of stock ownership by Participants and holding stock in its own name for the benefit of the Participants. No trust or escrow arrangement shall be express or implied by the exercise of such duties by the agent. A Participant may, at any time, request of the agent that any shares allocated to the Participant be registered in the name of the Participant or in joint tenancy with the Participant, in which event the agent shall issue a certificate for the whole number of shares in the name of the Participant (and his joint tenant, if any) and shall deliver to the Participant any cash for fractional shares, based on the then Fair Market Value of the shares on the date of issuance.

                  (c) DIVIDEND REINVESTMENT. Unless the Committee designates otherwise, and except as provided in this section, dividends on a Participant's shares will automatically be reinvested in additional shares of stock of the Company. If a Participant desires to receive dividends in the form of cash, he must request that a certificate for such shares be issued in the name of the Participant by filing an appropriate form with the Company. Any shares purchased through the reinvestment of dividends may be issued from the shares authorized under this Plan or purchased on the open market, as directed by the Committee. If the shares are purchased directly from the Company, the purchase price shall be the Fair Market Value of a share or the date such dividends are paid. Otherwise, the purchase price may be an average of shares purchased on the open market with the aggregate amount of dividends.

                  (d) DISPOSITION OF OPTION SHARES. For a period of up to 12 months beginning on the date of exercise of options granted pursuant to the Plan, each share of stock issued may not, without the consent of the Committee, which consent shall be provided in a uniform and nondiscriminatory manner for similarly situated Participants, be sold, transferred, pledged or encumbered (including payment of the price upon subsequent exercise of options, or pay income tax on such exercise). The Committee may waive such restrictions with respect to stock acquired upon the exercise of options granted or to be granted during any Phase of the Plan, either prior to or at any time subsequent to the Commencement Date of the Phase and may establish uniform rules for the transfer of such stock during such. During the period such shares are subject to the restrictions of this subsection (d), such shares shall be held by the transfer agent or the Company, or an appropriate legend describing the restriction and referencing the Plan shall be placed on the certificate evidencing such stock.

         9. WITHDRAWAL OR TERMINATION OF PARTICIPATION.

                  (a) A Participant may, at any time prior to the Termination Date of a Phase, withdraw all payroll deductions then credited to his account by giving written notice to the Company. Promptly upon receipt of such notice of withdrawal, all payroll deductions credited to the Participant's account will be paid to him without interest accrued thereon and no further payroll deductions will be made during the Phase. In such event, the option granted the Participant under that Phase of the Plan shall lapse immediately. Partial withdrawals of payroll deductions hereunder may not be made.

                  (b) Notwithstanding the provisions of Section 8(a) above, if a Participant files reports pursuant to Section 16 of the Securities Exchange Act of 1934 (at the Commencement Date of a Phase or becomes obligated to file such reports during a Phase) then such a Participant shall not have the right to withdraw all or a portion of the accumulated payroll deductions except in accordance with Sections 8(c) and (d) below.

                  (c) In the event of the death of a Participant, the person or persons specified in Paragraph 14 may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Paragraph 8(a)(ii) and have the balance in the account distributed in cash without interest accrued thereon to the person or persons specified in Paragraph 14. If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in full in cash without interest accrued thereon to the person or persons specified in Paragraph 14.

                  (d) Upon termination of Participant's employment for any reason other than death of the Participant, the payroll deductions credited to his account, without interest, shall be returned to him.

                  (e) The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

                           (i) whether or not any such leave of absence shall
                  constitute a termination of employment for purposes of the Plan; and

                           (ii) the impact, of any, of any such leave of absence
                  on options under the Plan theretofore granted to any Participant who takes such leave of absence.

                  (f) A Participant who discontinues his participation during a Phase shall not be permitted to recommence participation until the next Enrollment Date. A Participant's withdrawal will not have any effect upon his eligibility to participate in any succeeding Phase of the Plan that commences after the next Enrollment Date or in any similar plan which may hereafter be adopted by the Company.

         10. STOCK RESERVED FOR OPTIONS.

                  (a) The maximum number of shares of the Company's common stock to be issued upon the exercise of options to be granted under the Plan shall be Two Hundred Fifty Thousand (250,000). Such shares may, at the election of the Board of Directors, be either treasury shares, shares authorized but not issued or shares acquired in the open market by the Company. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

                  (b) If the total number of shares of the Company common stock for which options are to be granted for a given Phase as specified in Paragraph 8 exceeds the number of shares then remaining available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding) and if the Committee does not elect to cancel such Phase pursuant to Paragraph 4, the Committee shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as it shall consider practicable. In such event, the options to be granted and the payroll deductions to be made pursuant to the Plan which would otherwise be effected may, in the discretion of the Committee, be reduced accordingly. The Committee shall give written notice of such reduction to each Participant affected.

                  (c) The Participant (or a joint tenant named pursuant to Paragraph 10(d) hereof) shall have no rights as a shareholder with respect to any shares subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Paragraph 12 hereof.

                  (d) The shares of the Company common stock to be delivered to a Participant pursuant to the exercise of an option under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Committee prior to the Termination Date of that Phase of the Plan, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

         11. ACCOUNTING AND USE OF FUNDS. Payroll deductions for each Participant shall be credited to an account established for him under the Plan. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder and the Company shall not be obligated to segregate such funds. All funds from payroll deductions received or held by the Company under the Plan may be used, without limitation, for any corporate purpose by the Company.

         12. ADJUSTMENT PROVISION.

                  (a) Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company common stock resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                  (b) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

                  (c) To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Code.

                  (d) Except as hereinbefore expressly provided in this Paragraph 12, the optionee shall have no right by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option.

         13. NON-TRANSFERABILITY OF OPTIONS.

                  (a) Options granted under any Phase of the Plan shall not be transferable except under the laws of descent and distribution and shall be exercisable only by the Participant during his lifetime and after his death only by his beneficiary of the representative of his estate as provided in Paragraph 9(b) hereof.

                  (b) Neither payroll deductions credited to a Participant's account, nor any rights with regard to the exercise of an option or to receive common stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw funds in accordance with Paragraph 9.

         14. DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any cash to the Participant's credit without interest thereon under any Phase of the Plan in the event of such Participant's death prior to exercise of his option pursuant to Paragraph 9(b) hereof, or to exercise his option and become entitled to any stock and/or cash upon such exercise in the event of the Participant's death prior to exercise of the option pursuant to Paragraph 9(b) hereof. The beneficiary designation may be changed by the Participant at any time upon receipt of a written notice by the Company.

         Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant's death of a beneficiary validly designated under the Plan, the Company shall in the event of the Participant's death under the circumstances described in Paragraph 9(b) hereof, allow such beneficiary to exercise the Participant's option pursuant to Paragraph 9(b) if such beneficiary is living on the Termination Date of the Phase and deliver to such beneficiary the appropriate stock and/or cash after exercise of the option. In the event there is not validly designated beneficiary under the Plan who is living at the time of the Participant's death under the circumstances described in Paragraph 9(b) or in the event the option lapses, the Company shall deliver the cash credited to the account of the Participant without interest to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, it may, in its discretion, deliver such cash to the spouse (or, if no surviving spouse, to any one or more children of the Participant), or if no spouse or child is known to the Company, then to such relatives of the Participant known to the Company as would be entitled to such amounts, under the laws of intestacy in the deceased Participant's domicile as though named as the designated beneficiary hereunder. The Company will not be responsible for or be required to give effect to the disposition of any cash or stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provision of any law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of a Participant by whom he has been designated, acquire any interest in any stock or in any option or in the cash credited to the Participant under any Phase of the Plan.

         15. AMENDMENT AND TERMINATION. The Plan may be terminated at any time by the Board of Directors provided that, except as permitted in Paragraph 4(c) with respect to an acceleration of the Termination Date of any Phase, no such termination will take effect with respect to any options then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code of 1986, as amended, or other applicable laws or regulations; provided, however, that no such amendment shall, without prior approval of the shareholders of the Company (1) increase the total number of shares for which options may be granted under the Plan (except as provided in Paragraph 12 herein), (2) permit aggregate payroll deductions in excess of ten percent (10%) of a Participant's compensation as of the Commencement Date of a Phase, or (3) impair any outstanding option.

         16. NOTICES. All notices or other communications in connection with the Plan or any Phase thereof shall be in the form specified by the Committee and shall be deemed to have been duly given when received by the Participant or his designated personal representative or beneficiary or by the Company or its designated representative, as the case may be.

         17. PARTICIPATION OF SUBSIDIARIES. The Employees of any Subsidiary of the Company shall be entitled to participate in the Plan on the same basis as Employees of the Company, unless the Board of Directors determines otherwise. Effective as of the date of coverage of any Subsidiary, any references herein to the "Company" shall be interpreted as referring to such Subsidiary as well as to INNOVEX, INC.

         In the event that any Subsidiary which is covered under the Plan ceases to be a Subsidiary of INNOVEX, INC. the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Paragraph 9 hereof as of the date such Subsidiary ceases to be such a Subsidiary.

         18. DEFINITIONS.

                  (a) "Subsidiary" shall include any domestic corporation defined as a subsidiary of the Company in Section 424(f) of the Internal Revenue Code of 1986, as amended.

                  (b) "Employee" shall mean any employee, including an officer, of the Company who as of the day immediately preceding the Commencement Date of a Phase is customarily employed by the Company for more than twenty (20) hours per week and more than five (5) months in a calendar year.

                  (c) "Fair Market Value" shall mean, if the common stock of the Company is registered, the Fair Market Value of the shares shall be the closing price of the stock on the applicable date or the nearest prior business day on which trading occurred on the NASDAQ National Market. If the common stock is not registered, the Fair Market Value of shares of common stock of the Company shall be determined by the Committee for each valuation date in a manner acceptable under Section 423 of the Internal Revenue Code of 1986.

                  (d) "Pay" is, for a salaried employee, the regular pay for employment for each employee as annualized for a twelve (12) month period, including salary reduction contributions by the Participant under any plan of the Employer pursuant to Code ss.ss. 401(k) or 125, but exclusive of overtime, commissions, bonuses, disability payments, shift differentials, incentives and other similar payments, determined as of the Commencement Date of each Phase. Pay is, for an hourly employee, all pay or wages for employment paid to the employee, including salary reduction contributions by the Participant under any plan of the Employer pursuant to Code ss.ss. 401(k) or 125, and anticipated overtime, but excluding bonuses, incentives, special remuneration, or other similar payments, determined from time to time.

         19. MISCELLANEOUS.

                  (a) No Employment Rights. The Plan shall not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

                  (b) Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of such Employee.

                  (c) Governing Law. The law of the State of Minnesota will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                  (d) Registration and Qualification of Shares. The offering of the shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with, the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

                  (e) Plan Preconditions. The Plan is expressly made subject to
         (i) the approval by shareholders of the Company, and (ii) at its election, the receipt by the Company from the Internal Revenue Service of a determination letter or ruling, in scope and content satisfactory to counsel, respecting the qualification of the Plan within the meaning of Section 423 of the Code. If the Plan is not so approved by the shareholders and if, at the election of the Company, the aforesaid determination letter or ruling from the Internal Revenue Service is not received on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. In such case, the accumulated payroll deductions credited to the account of each Participant shall forthwith be repaid to him without interest.

Approved by Board of Directors: October 21, 1999

Approved by Stockholders: _____________________, 2000

                                 [LOGO] INNOVEX


                         ANNUAL MEETING OF SHAREHOLDERS

                           WEDNESDAY, JANUARY 19, 2000
                             3:30 P.M., CENTRAL TIME

                          LUTHERAN BROTHERHOOD BUILDING
                             625 FOURTH AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55415




[LOGO]   INNOVEX, INC.
INNOVEX  530 ELEVENTH AVENUE SOUTH, HOPKINS, MINNESOTA 55343               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 19, 2000.

The undersigned hereby appoints Thomas W. Haley and William P. Murnane, or either of them, as proxies with full power of substitution to vote all shares of stock of Innovex, Inc. of record in the name of the undersigned at the close of business on December 8, 1999, at the Annual Meeting of Shareholders to be held in Minneapolis, Minnesota on January 19, 2000, or at any adjournment or adjournments thereof, hereby revoking all former proxies.







                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                          ----------------------
                                                           COMPANY #
                                                           CONTROL #
                                                          ----------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

* Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*   Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/company symbol/ -- QUICK *** EASY *** IMMEDIATE

*   Use the Internet to vote your proxy 24 hours a day, 7 days a week.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Innovex, Inc., c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.





      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                       [ARROW] PLEASE DETACH HERE [ARROW]



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, AND 3.

1.   Election of directors: 01 Gerald M. Bestler  05 William J. Miller   [ ] FOR all nominees     [ ] WITHHOLD AUTHORITY
                            02 Frank L. Farrar    06 William P. Murnane      listed below (except     nominees
                            03 Thomas W. Haley    07 Michael C. Slagle       as marked to the         to vote for all
                            04 Elick Eugene Hawk  08 Bernt M. Tessem         contrary)                listed below.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,     ______________________________________
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)   |                                      |
                                                                           |______________________________________|

2. PROPOSAL TO APPROVE THE ADOPTION OF THE EMPLOYEE STOCK
   PURCHASE PLAN.                                                           [ ] For     [ ] Against     [ ] Abstain

3. PROPOSAL TO RATIFY APPOINTMENT OF GRANT THORNTON LLP AS
   INDEPENDENT PUBLIC ACCOUNTANTS.                                          [ ] For     [ ] Against     [ ] Abstain

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1), (2) AND (3) IN ACCORDANCE WITH THE SPECIFICATIONS
MADE AND "FOR" SUCH PROPOSAL IF THERE IS NO SPECIFICATION.

Address Change? Mark Box [ ]   Indicate changes below:                         Date ________________________ 19

                                                                            ______________________________________
                                                                           |                                      |
                                                                           |                                      |
                                                                           |______________________________________|

                                                                           Signature(s) in Box

                                                                           Please sign name(s) exactly as shown at
                                                                           left. When signing as executor,
                                                                           administrator, trustee or guardian, give
                                                                           full title as such; when shares have been
                                                                           issued in names of two or more persons, all
                                                                           should sign.